                                                                    EXHIBIT 10.3
                           1996 AMENDED AND EXTENDED
                              MANAGEMENT AGREEMENT



          THIS AGREEMENT, initially made as of September 3, 1985 and amended and extended from time to time thereafter, is amended and extended as of June 1, 1996 by and between CWM MORTGAGE HOLDINGS, INC. (formerly known as Countrywide Mortgage Investments, Inc.), a Delaware corporation which has elected to qualify as a real estate investment trust (the "Company"), and COUNTRYWIDE ASSET MANAGEMENT CORPORATION, a Delaware corporation, and its permitted successors and assigns under this agreement (the "Manager").

                                   WITNESSETH

          WHEREAS, the Company has elected to qualify for the tax benefits accorded by Sections 856 to 860 of the Internal Revenue Code of 1986, as amended; and

          WHEREAS, the Company, directly or through Subsidiaries, in the conduct of its business primarily operates a mortgage loan conduit, engages in warehouse lending and construction lending, purchases and sells credit-impaired mortgage loans, purchases and sells manufactured housing loans, and invests in mortgage loans, mortgage-related securities and asset-backed securities and receivables meeting the investment criteria established from time to time by its Board of Directors; and

          WHEREAS, the Company desires to retain the Manager to manage the operations and investments of the Company and its Subsidiaries and to perform administrative services for the Company and its Subsidiaries, each in the manner and on the terms set forth in this Agreement; and

          WHEREAS, the Company and the Manager wish to amend and extend their agreement originally entered into as of September 3, 1985 for a one year period through May 31, 1997;

          NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement, the Company and the Manager agree as follows:

          Section 1.  Definitions.  Whenever used in this Agreement, the
          ---------   -----------
following terms, unless the context otherwise requires, shall have the following meanings:

          (a) "Affiliate" of another person shall mean any person directly or indirectly owning, controlling or holding with power to vote, more than 5% of the outstanding voting securities of such other person; any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other person; any person directly or indirectly controlling, controlled by or under common control with, such other person; and any officer, director, partner or employee of such other person.
The term "person" includes a natural person, corporation, partnership, trust, company or other entity.

          (b) "Agency Securities" shall mean (i) fully modified pass-through mortgage-backed certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage Association, (ii) mortgage participation certificates guaranteed as to payment of interest and principal by the Federal Home Loan Mortgage Corporation and (iii) mortgage pass-through certificates guaranteed as to payment of interest and principal by the Federal National Mortgage Association.

          (c) "Agreement" shall mean this 1996 Amended and Extended Management Agreement.

          (d) "Average Invested Assets" for any period shall mean the average of the aggregate book value of the assets of the mortgage conduit operations of the Company and its Subsidiaries invested, directly or indirectly, in loans secured by real estate (including without limitation whole mortgage loans, retained undivided interests in mortgage loans and Agency Securities, but not including any whole mortgage loans, retained undivided interests in mortgage loans, or Agency Securities pledged to secure the issuance of collateralized mortgage obligations or other mortgage collateralized debt or sold in the form of mortgage backed securities in transactions entered into by the Company or a Subsidiary), computed by taking the average of such values at the end of each calendar month during such period.

          (e) "Average Net Worth" for any period shall mean the arithmetic average of the Net Worth of the Company at the beginning of such period and at the end of each calendar month during such period.

          (f) "Board of Directors" shall mean the Board of Directors of the Company.

          (g) "CCI" shall mean Countrywide Credit Industries, Inc., a Delaware corporation.

          (h) "CHL" shall mean Countrywide Home Loans, Inc., a Subsidiary of CCI, and a New York corporation.

          (i) "Commitment" shall mean any document containing the terms pursuant to which the Company or any Subsidiary agrees to purchase on a forward basis any specified mortgage loans, including purchases from Affiliates of the Manager.

          (j) "Consolidated Average Invested Assets" for any period shall mean the Average Invested Assets for the Company and its consolidated subsidiaries taken as a whole, computed by taking the average of such values at the end of each calendar month during such period.

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          (k) "Governing Instruments" shall mean the articles or certificate of incorporation, trust agreement and bylaws of the Company or any Subsidiary, as applicable.

          (l) "INMC" shall mean Independent National Mortgage Corporation, a Delaware corporation.

          (m) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (n) "Loan Purchase Agreement" shall mean the 1996 Amended and Extended Loan Purchase and Administrative Services Agreement, dated as of June 1, 1996, as thereafter amended or supplemented, between the Company and CHL.

          (o) "Mortgage Backed Securities" shall mean the collateralized mortgage obligations, mortgage collateralized debt, mortgage pass-through securities including real estate mortgage investment conduits or other mortgage-related securities issued by the Company or a Subsidiary of the Company.

          (p) "Net Income" for any period shall mean total revenues applicable to such period, less the expenses applicable to such period determined in accordance with generally accepted accounting principles.

          (q) "Net Worth" at any time shall mean the sum of the gross proceeds from any offerings of equity securities by the Company (before deducting any underwriting discounts and commissions and other expenses and costs relating to the offering), plus or minus any retained earnings or losses of the Company, computed in accordance with generally accepted accounting principles.

          (r) "Return on Equity" for a period shall be calculated by dividing the Company's Net Income for such period by the Company's Average Net Worth for such period.

          (s) "Servicing Agreement" shall mean an agreement between the Company or any Subsidiary and each seller or servicer of mortgage loans purchased by the Company, including CHL, which agreement governs the sale and/or servicing of such mortgage loans.

          (t) "Shareholders" shall mean the owners of the shares of the Company.

          (u) "Subsidiary" shall mean any corporation, whether now existing or in the future established, of which the Company, directly or indirectly, owns more than 50% of the outstanding voting securities of any class or classes, any business trust, partnership or similar non-corporate form in which the Company, directly or indirectly, owns more than 50% of the beneficial interests, and INMC.

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          (v) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years).

          (w) "Ten Year U.S. Treasury Rate" for a quarterly period shall mean the arithmetic average of the weekly per annum Ten Year Average Yields published by the Federal Reserve Board during such quarter. In the event that the Federal Reserve Board does not publish a weekly per annum Ten Year Average Yield during any week in a quarter, then the Ten Year U.S. Treasury Rate for such week shall be the weekly per annum Ten Year Average Yields published by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company for such week. In the event that the Company determines in good faith that for any reason the Company cannot determine the Ten Year U.S. Treasury Rate for any quarter as provided above, then the Ten Year U.S. Treasury Rate for such quarter shall be the arithmetic average of the per annum average yields to maturity based upon the daily closing bids during such quarter for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than securities which can, at the option of the holder, be surrendered at face value in payment of any federal estate tax) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted for each business day (or less frequently if daily quotations shall not be generally available) in each such quarterly period in New York City to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

          (x) "Unaffiliated Directors" shall mean those members of the Board of Directors of the Company who are not Affiliates of the Manager.

          Section 2.  General Duties of the Manager.  Subject to the supervision
          ---------   -----------------------------
of the Board of Directors and in accordance with the Governing Instruments, the Manager shall provide services to the Company and INMC, and to the extent directed by the Board of Directors, shall provide similar services to any other Subsidiary of the Company, as follows:

          (a) conduct the day-to-day mortgage loan conduit, warehouse lending, construction lending, manufactured housing and other operations of the Company and INMC, as approved by the Board of Directors, including without limitation, the purchase, accumulation, financing and securitization of mortgage loans and manufactured housing loans, the establishment and financing of warehouse lending and construction lending facilities, the management of assets and investments and the administration thereof; and

          (b) provide such reports and analysis to the Board of Directors regarding the operating strategies and results of the Company and its Subsidiaries as the Board may reasonably request.

          The Manager shall perform its duties and shall take actions on behalf of the Company and its Subsidiaries consistent with (i) the operating policies and criteria established from time to time by the Board of Directors or any authorized officer with respect thereto, and (ii) the obligations of the Company and its Subsidiaries under the various agreements to which

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each is a party. So long as the Manager is serving as the Manager under this
Agreement, it shall be and remain a Subsidiary of and wholly owned, directly or indirectly, by CCI.

          Section 3.  Additional Activities of Manager.  Except as provided in
          ---------   --------------------------------
the Letter Agreement between CCI and the Company attached hereto as Exhibit A, nothing herein shall prevent the Manager or its Affiliates from engaging in other businesses or from rendering services of any kind to any other person or entity, including investment in or advisory service to others investing in any type of real estate investment, including investments which meet the principal investment objectives of the Company or any Subsidiary of the Company. Directors, officers, employees and agents of the Manager or Affiliates of the Manager may serve as directors, officers, employees, agents, nominees or signatories for the Company or any Subsidiary of the Company, to the extent permitted by its Governing Instruments, as from time to time amended, or by any resolutions duly adopted by the Board of Directors pursuant to its Governing Instruments. When executing documents or otherwise acting in such capacities for the Company or any Subsidiary of the Company, such persons shall use their respective titles in the Company or such Subsidiary.

          Section 4.  Purchases and Sales of Investments and Loans from the
          ---------   -----------------------------------------------------
Manager and its Affiliates.  The Manager agrees that sales of investments to and
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purchases of investments from the Manager and its Affiliates, including without limitation purchases and sales of mortgage loans, Agency Securities and Commitments, shall only be made as stated in an agreement therefor setting forth in general the operating policies and guidelines within which such sales or purchases may be made, which agreement has been approved by the Board of Directors, including a majority of the Unaffiliated Directors. Notwithstanding the terms of any other agreements between the Manager or its Affiliates and the Company, the Manager further agrees that all such sales and purchases will be made upon terms no less favorable to the Company than are generally available to other third parties. The Manager shall purchase or exercise the Company's option to purchase mortgage loans from CHL in accordance with the Company's rights and obligations under the Loan Purchase Agreement or any other applicable agreement between the Company and CHL which is approved by the Board of Directors, including a majority of the Unaffiliated Directors.

          Section 5.  Repurchase Obligation.
          ---------   ---------------------

          (a) The Manager agrees that if the Company purchases any mortgage loan, Agency Security or other investment which does not meet the investment and/or purchase criteria and policies of the Company and/or INMC as applicable at the time of purchase, the Manager will repurchase or will cause the repurchase of such mortgage loan, manufactured housing loan, Agency Security or other investment from the Company for an amount not less than the unpaid principal balance of the mortgage loan, manufactured housing loan, Agency Security or other investment as of the date of repurchase, less any amounts received by the Company representing prepaid interest not accrued as of the date of repurchase, plus any amounts representing accrued and unpaid interest to the date of repurchase and any amounts incurred by the Company, including, but not limited to reasonable fees and out-of-pocket expenses of counsel, in enforcing the obligation of the Manager to repurchase or cause the repurchase of such mortgage loan,

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

manufactured housing loan, Agency Security or other investment. In lieu of repurchasing or causing the repurchase of any mortgage loan, manufactured housing loan, Agency Security or other investment, the Manager may, in its discretion, substitute or cause the substitution, respectively, of a mortgage loan, manufactured housing loan, Agency Security or other investment having an unpaid principal amount and yield at least equivalent to and a maturity not later than the defective mortgage loan, manufactured housing loan, Agency Security or other investment and otherwise meeting the investment and/or purchase criteria and policies of the Company and/or INMC as applicable and the terms of the agreement, if any, pursuant to which the mortgage loan, manufactured housing loan, Agency Security or other investment has been securitized.

          (b) The Manager shall be subrogated to any and all rights of the Company or any Subsidiary, and the Company agrees to assign to the Manager or direct its Subsidiary to assign to the Manager its rights, under any Servicing Agreement with any third party with respect to any mortgage loan or manufactured housing loan repurchased or substituted for, by or on behalf of the Manager under Subsection (a).

          Section 6.  Bank Accounts.  The Manager may establish and maintain one
          ---------   -------------
or more bank accounts in the name of the Company or any Subsidiary, at the direction of the Board of Directors, and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company or any Subsidiary, under such terms and conditions as the Board of Directors may approve; and the Manager shall from time to time render appropriate accountings of such collections and payment to the Board of Directors and, when requested, to the auditors of the Company or any Subsidiary.

          Section 7.  Records; Confidentiality.  The Manager shall maintain
          ---------   ------------------------
appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Company or any Subsidiary at any time during normal business hours. The Manager agrees to keep confidential any and all information it obtains from time to time in connection with the services it renders under this Agreement and shall not disclose any portion thereof to non-affiliated third parties except with the prior written consent of the Company.

          Section 8.  Obligations of Manager.
          ---------   ----------------------

          (a) The Manager shall use its best efforts to provide that each mortgage loan or manufactured housing loan conforms to the purchase criteria of the Company or INMC as applicable and shall require each seller or transferor of mortgage loans or manufactured housing loans to the Company or INMC in connection with such purchase or transfer to make all applicable representations and warranties contained in the Servicing Agreement for such loans. The Manager shall take such other action as the Manager deems necessary or appropriate with regard to the protection of the Company's or INMC's investments.

          (b) Anything else in this Agreement to the contrary notwithstanding, the Manager shall refrain from any action which in its sole judgment made in good faith would

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adversely affect the status of the Company, or any Subsidiary which elects to so qualify, as a real estate investment trust as defined and limited in Section 856 through 860 of the Internal Revenue Code or which in its sole judgment made in good faith would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or any Subsidiary or which would otherwise not be permitted by the Company's or its Subsidiary's Governing Instruments except if such action shall be ordered by the Board of Directors, in which event the Manager shall promptly notify the Board of Directors of the Manager's judgment that such action would adversely affect such status or violate any such law, rule or regulation or the Governing Instruments and shall refrain from taking such action pending further clarification or instructions from the Board of Directors. If the Board of Directors thereafter instructs the Manager, despite the Manager's notification as provided herein, to take any such action and the Manager so acts upon the instructions given, the Manager shall not be responsible for any loss of the Company's or Subsidiary's status as a real estate investment trust or violation of any law, rule or regulation or the Governing Instruments caused thereby.

          Section 9.  Fidelity Bond. The Manager shall maintain a fidelity bond
          ---------   -------------
with a responsible surety company in an amount approved by the Board of Directors covering all officers and employees of the Manager handling funds of the Company or any Subsidiary and any documents or papers, which bond shall protect the Company or any Subsidiary against all losses of any such property from acts of such officers and employees through theft, embezzlement, fraud, negligent acts, errors and omissions or otherwise. The premium for said bond shall be paid by the Manager.

          Section 10.  Compensation.
          ----------   ------------

          (a) Manager will receive a base management fee equal to the Average Invested Assets multiplied by 1/8 of 1%.

          (b) The Manager shall be paid for services rendered with respect to warehouse lending and construction lending activities a management fee in an amount equal to two tenths of 1% of the average daily balance of the amounts outstanding under warehouse lines of credit extended by the Company or its Subsidiaries to originators of mortgage loans.

          (c) If the Company's annualized Return on Equity during any fiscal quarter (computed by multiplying the Return on Equity for such fiscal quarter by four) is in excess of the Ten Year U.S. Treasury Rate, plus 2% after taking into account any recovery of the Manager's fees under Subsection (d), the Company will pay the Manager as incentive compensation for such quarter an amount equal to 25% of the amount by which the annualized Return on Equity of the Company for such fiscal quarter exceeds the Ten Year U.S. Treasury Rate plus 2%, but in no event shall any payment of incentive compensation under this Subsection reduce the Company's annualized Return on Equity for such quarter to less than the Ten Year U.S. Treasury Rate plus 2%. For purposes of the calculation contained in this Subsection, all Net Income of the Company and any Subsidiaries shall be deemed to have been distributed on the last day of each quarter. The incentive compensation shall be paid to the Manager within 60 days after the end of each fiscal quarter on an interim basis, subject to adjustment under Subsection (d).

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          (d) The Manager shall compute the compensation payable under
Subsections (a), (b) and (c) within 45 days after the end of each fiscal quarter. A copy of the computations made by the Manager to calculate its compensation shall thereafter be promptly delivered to the Company and, upon such delivery, payment of the interim compensation earned under Subsections (a),
(b) and (c) shown therein shall be due and payable within 60 days after the end of such fiscal quarter. The aggregate amount of the Manager's compensation for each fiscal year shall be adjusted within 120 days after the end of such fiscal year so as to provide compensation for such year in the annual amounts stated in Subsections (a), (b) and (c) and any excess owed to, or shortfall owed by, the Manager with respect to such compensation, collectively, shall be promptly remitted by, or paid to, the Company.

          (e) Notwithstanding the definition of Average Invested Assets, in the event the Company implements a strategy of investing directly or indirectly in loans secured by real estate which are not intended to be securitized, the base management fee in Subsection (a) shall be paid with respect to these assets.

          Section 11. Operating Expenses. The Manager shall be reimbursed by the
          ----------  ------------------
Company for its operating expenses on a monthly basis. Any allocation of general administrative costs and overhead by the Manager to the Company shall be supported by documentation establishing that each other applicable affiliate of the Manager is also charged a pro rata share of such expenses. Promptly following the end of each month for which reimbursement is due, the Manager shall submit an itemized accounting of its expenses to the Company, and the Company shall pay within 30 days of the receipt of the accounting. The Board of Directors shall have the authority to approve the incurrence of any expenses by the Manager for the account of the Company, either prior to or after such expenses have been incurred. The Manager shall be required to request and receive the approval of the Board of Directors with respect to the compensation and expense reimbursement provided to the executive officers of the Company. In the event the Company determines that any expenses, costs or overhead charged by the Manager can be reduced by the Company's utilizing another provider or source, the Company shall so notify the Manager, and thirty (30) days after the delivery of such notice (the "Notice Effective Date"), the Company shall have the right to utilize any other such provider or source pursuant to such arrangements as the Company may from time to time make; provided that any expenses, costs or overhead allocable by the Manager to the Company in accordance with the terms of this section shall be reimbursed by the Company for the period up to and including the Notice Effective Date.

          Section 12. Limits of Manager Responsibility. The Manager assumes no
          ----------  --------------------------------
responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Manager, including as set forth in Subsection 8(b) above. The Manager, its directors, officers, shareholders and employees will not be liable to the Company, any Subsidiary, the Unaffiliated Directors of the Company or the Company's or any Subsidiary's shareholders for any acts performed by the Manager, its directors, officers, shareholders or employees in accordance with this Agreement, except by reason of acts

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constituting bad faith, willful misconduct, gross negligence or reckless disregard of their duties. The Company or any Subsidiaries, as applicable, shall reimburse, indemnify and hold harmless the Manager, its shareholders, directors, officers or employees for and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever in respect of or arising from any acts or omissions of the Manager, its shareholders, directors, officers and employees made in good faith in the performance of the Manager's duties under this Agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of duties.

          Section 13. No Joint Venture.  The Company and the Manager are not
          ----------  ----------------
partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.

          Section 14. Term; Termination. This Agreement shall continue in force
          ----------  -----------------
through May 31, 1997, and thereafter it may be extended only with the consent of the Manager and by the affirmative vote of a majority of the Unaffiliated Directors.

          Each extension shall be executed in writing by all parties hereto before the expiration of this Agreement or of any extension thereof. Each such extension shall be effective for a period in no case exceeding twelve months.

          Notwithstanding any other provision to the contrary, this Agreement, or any extension hereof, may be terminated by any party, upon sixty (60) days' written notice, by majority vote of the Unaffiliated Directors or by majority vote of the Shareholders, in the case of termination by the Company, or, in the case of termination by the Manager, by majority vote of the directors of the Manager.

          If this Agreement is terminated pursuant to this Section, such termination shall be without any further liability or obligation of either party to the other, except as provided in Section 17.

          Section 15. Assignment; Subcontract.
          ----------  -----------------------
          (a) This Agreement may not be assigned, in whole or in part, by the Manager, unless such assignment is to a corporation, association, trust or other organization which shall acquire the property and carry on the business of the Manager, if at the time of such assignment a majority of the voting stock of such assignee organization shall be owned, directly or indirectly, by CCI or any of its Affiliates or unless such assignment is consented to in writing by the Company with the consent of a majority of the Unaffiliated Directors. Such a permitted assignment shall bind the assignee hereunder in the same manner as the Manager is bound under this Agreement and, to further evidence its obligations, under this Agreement, the assignee shall execute and deliver to the Company a counterpart of this Agreement. This Agreement shall not be assignable by the Company without the consent of the Manager, except in the case of assignment by the Company to a real estate investment trust or other organization which is a successor (by merger, consolidation, or otherwise purchase of assets) to the Company, in which

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case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Company is bound hereunder.

          (b) Notwithstanding the foregoing, the Company and the Manager agree that the Manager may enter into a subcontract with CHL or any of its Affiliates pursuant to which CHL or such Affiliate will provide such of the management services required under this Agreement as the Manager deems necessary, and the Company hereby consents to the entering into and performance of such subcontract; provided, however, that no such arrangement between the Manager and CHL or any of its Affiliates shall relieve the Manager of any of its duties or obligations under this Agreement; and, provided further, that if any subcontract results in operating expenses to be paid by the Company to the Manager, such expenses shall be in the amount actually incurred by the Manager. In the event the Company determines that any expenses, costs or overhead charged by such subcontractor can be reduced by the Company's utilizing another provider or source, the Company shall so notify the Manager, and thirty (30) days after the delivery of such notice (the "Notice Effective Date"), the Company shall have the right to utilize any other such provider or source pursuant to such arrangements as the Company may from time to time make; provided that any expenses, costs or overhead allocable by the Manager to the Company in accordance with the terms of this section shall be reimbursed by the Company for the period up to and including the Notice Effective Date.

          Section 16. Termination by Company for Cause. At the option solely of
          ----------  --------------------------------
the Company, this Agreement shall be and become terminated upon thirty days' written notice of termination from the Board of Directors to the Manager if any of the following events shall occur:

          (a) If the Manager shall violate any provision of this Agreement and, after notice of such violation, shall not cure such default within 30 days; or

          (b) There is entered an order for relief or similar decree or order with respect to the Manager by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws; or the Manager (i) ceases or admits in writing its inability to pay debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors;
(ii) applies for, or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) of the Manager or of any substantial part of its properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Manager and continue undismissed for 30 days; (iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorizes such application or consent, or proceedings to such end are instituted against the Manager without such authorization, application or consent and remain undismissed for 30 days or result in adjudication of bankruptcy or insolvency; or (iv) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order and the order remains undismissed for 30 days.

          (c) The Manager agrees that if any of the events specified in paragraph (b) of this Section 16 shall occur, it will give prompt written notice thereof to the Board of Directors after the happening of such event.

          Section 17. Action Upon Termination. From and after the effective date
          ----------  -----------------------
of termination of this Agreement, pursuant to Sections 14, 15, or 16 hereof, the Manager shall not be entitled to compensation for further services hereunder, but shall be paid all compensation accruing to the date of termination, subject to adjustment on an annualized basis in accordance with Section 10(d). The Manager shall forthwith upon such termination:

          (a) Pay over to the Company or any Subsidiary, as applicable, all money collected and held for the account of the Company or any Subsidiary pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

          (b) Deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors with respect to the Company or any Subsidiary; and

          (c) Deliver to the Board of Directors all property and documents of the Company or any Subsidiary then in the custody of the Manager.

          Section 18. Release of Money or Other Property Upon Written Request.
          ----------  -------------------------------------------------------
The Manager agrees that any money or other property of the Company or any Subsidiary held by the Manager under this Agreement shall be held for the Company or such Subsidiary in a custodial capacity, and the Manager's records shall be appropriately marked to reflect clearly the ownership of such money or other property by the Company or such Subsidiary. Upon the receipt by the Manager of a written request signed by a duly authorized officer of the Company requesting the Manager to release to the Company or any Subsidiary any money or other property then held by the Manager for the account of the Company or any Subsidiary under this Agreement, the Manager shall release such money or other property to the Company or any Subsidiary within a reasonable period of time, but in no event later than 60 days following such request. The Manager shall not be liable to the Company, any Subsidiary, the Unaffiliated Directors, or the Company's Shareholders for any acts thereafter performed or omissions thereafter to act by the Company or any Subsidiary of the Company in connection with the money or other property released to the Company or any Subsidiary in accordance with this Section. The Company and any Subsidiary receiving released money or other property hereby agree to indemnify the Manager, its directors, officers, shareholders and employees against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, which arise in connection with the Manager's release of such money or other property to the Company or such Subsidiary in accordance with the terms of this Section unless the Manager's release of such money constitutes bad faith, willful misconduct, gross negligence or reckless disregard of duties. This provision shall be in addition to any right of the Manager to indemnification under Section 12.

          Section 19. Representations and Warranties.
          ----------  ------------------------------

          (a) The Company hereby represents and warrants to the Manager as follows:

              (i) Corporate Existence. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole. The Company does not do business under any fictitious business name.

              (ii) Corporate Power; Authorization; Enforceable Obligations. The Company has the corporate power, authority and legal right to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize this Agreement on the terms and conditions hereof and its execution, delivery and performance of this Agreement and all obligations required hereunder. Except such as have been obtained, no consent of any other person including, without limitation, shareholders and creditors of the Company, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Company in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Company, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

              (iii) No Legal Bar to This Agreement. The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Company, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Company, or the certificate of incorporation or by-laws of, or any securities issued by the Company or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or by which the Company or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          (b) The Manager hereby represents and warrants to the Company as follows:

              (i) Corporate Existence. The Manager is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Manager and its Subsidiaries, taken as a whole. The Manager does not do business under any fictitious business name.

              (ii) Corporate Power; Authorization; Enforceable Obligations. The Manager has the corporate power, authority and legal right to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize this Agreement on the terms and conditions hereof and its execution, delivery and performance of this Agreement and all obligations required hereunder. Except such as have been obtained, no consent of any other person including, without limitation, stockholders and creditors of the Manager, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Manager in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Manager, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of the Manager enforceable against the Manager in accordance with its terms.

              (iii) No Legal Bar to This Agreement. The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Manager, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Manager, or the certificate of incorporation or by-laws of, or any securities issued by the Manager or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Manager is a party or by which the Manager or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Manager and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          Section 20. Notices. Any notice, report, or other communication
          ----------  -------
required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report, or other communication is accepted by the party to whom it is given, and shall be given by being delivered at the following addresses of the parties hereto:

     The Company:      CWM Mortgage Holdings, Inc.
                       35 North Lake Avenue
                       P.O. Box 7211 Pasadena, California 91109-7311
                       Attention:  General Counsel

     The Manager:      Countrywide Asset Management Corporation
                       155 North Lake Avenue
                       P.O. Box 7137
                       Pasadena, California 91109-7137
                       Attention:  General Counsel

          Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 20.

          Section 21. Name Change Upon Termination of Management Agreement.  The
          ----------  ----------------------------------------------------
Company agrees that, if at any time the Manager or any Affiliate of CCI shall cease to serve generally as manager of the Company or any Subsidiary, upon receipt of a written request from the Manager, the Company and such Subsidiary will cause their Governing Instruments to be amended so as to change their names to a name that does not include "Countrywide" or any approximation thereof; provided, however, that such requirement shall not apply to any trust in which the Company or any of its Subsidiaries has sold a majority of the beneficial interest, and which has issued Mortgage Backed Securities that remain outstanding in whole or in part.

          Section 22. Amendments.  This Agreement shall not be amended, changed,
          ----------  ----------
modified, terminated or discharged in whole or in part except by an instrument in writing signed by all parties hereto, or their respective successors or assigns, or otherwise as provided herein.

          Section 23. Successors and Assigns.  This Agreement shall bind any
          ----------  ----------------------
successors or assigns of the parties hereto as herein provided.

          Section 24. Governing Law. This Agreement shall be governed, construed
          ----------  -------------
and interpreted in accordance with the laws of the State of California.

          Section 25. Headlines and Cross References. The section headings
          ----------  ------------------------------
hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement. Any reference in this Agreement to a "Section" or "subsection" shall be construed, respectively, as referring to a section of this Agreement or a subsection of a section of this Agreement in which the reference appears.

          Section 26. Severability.  The invalidity or unenforceability of any
          ----------  ------------
provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

          Section 27. Entire Agreement.  This instrument contains the entire
          ----------  ----------------
agreement between the parties as to the rights granted and the obligations assumed in this instrument.

          Section 28. Waiver.  Any forbearance by a party to this Agreement in
          ----------  ------
exercising any right or remedy under this Agreement or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy.

          Section 29. Execution in Counterparts. This Agreement may be executed
          ----------  -------------------------
in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of both parties.

          Section 30. Guaranty of Manager's Obligations. The Manager agrees that
          ----------  ---------------------------------
in order to insure the performance of its duties under this Agreement, it will be necessary for CHL to guarantee the full performance of the Manager, and this Agreement is conditioned upon the execution and delivery to the Company of a Guaranty Agreement in the form attached to this Agreement as Exhibit B. Such Guaranty Agreement shall remain in effect through the term of this Agreement, including any renewals or extensions; provided, however, that the Guaranty Agreement may be terminated by the Guarantor as provided therein at such time as the Manager and the Guarantor are no longer Affiliates.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                       CWM MORTGAGE HOLDINGS, INC.


                                       By: /s/ Michael W. Perry
                                           ------------------------
                                           Michael W. Perry
                                           Executive Vice President


                                       COUNTRYWIDE ASSET MANAGEMENT CORPORATION


                                       By: /s/ Angelo R. Mozilo
                                           ----------------------------
                                           Name:  Angelo R. Mozilo
                                                 ----------------------
                                           Title: Chairman of the Board
                                                 ----------------------

                                                                       EXHIBIT A
                                                                       ---------



August 29, 1985

Countrywide Mortgage Investments, Inc.
155 North Lake Avenue
P.O. Box 7137
Pasadena, California 91109-7137

Gentlemen:

In order to induce Countrywide Mortgage Investments, Inc. (the "Company") to enter into a Management Agreement with Countywide Asset Management Corporation (the "Manager"), the Manager's parent corporation, Countrywide Credit Industries, Inc. ("CCI") agrees that so long as the Manager or any affiliated company of CCI is serving as the Manager of the Company pursuant to a management agreement neither CCI nor any of its affiliated companies will either sponsor another real estate investment trust or elect, or cause the election by any such affiliate, to be taxed as a real estate investment trust without the prior approval of a majority of the members of the Board of Directors of the Company who are not affiliated with CCI or any of its affiliates.

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.



     (SEAL)                    By:  /s/ Angelo R. Mozilo
                                    --------------------------
                               Title:  Executive Vice President



ATTEST:

By: /s/ Wayne Turkheimer
    ------------------------
Title:  Secretary
      ----------------------

                                   EXHIBIT B
                                   ---------

                                    GUARANTY
                                    --------



     THIS GUARANTY (the "Guaranty"), dated as of September 3, 1985, is made by Countrywide Funding Corporation (the "Guarantor") to Countrywide Asset Management Corporation (the "Manager") and Countrywide Mortgage Investments, Inc. (the "Company").

                                R E C I T A L S

     A. Pursuant to the Management Agreement, dated as of September 3, 1985, (the "Agreement"), entered into between the Manager and the Company concurrently with the execution of this Guaranty, the Manager has agreed to manage the investments and the day-to-day operations of the Company, including the issuance of commitments on behalf of the Company to acquire mortgage loans meeting the investment criteria set from time to time by the Company's Board of Directors;

     B. The Manager is a newly organized corporation which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc.;

     C. The Guarantor is an experienced originator and servicer of mortgage loans which is also a wholly-owned subsidiary of Countrywide Credit Industries, Inc., and in order to induce the parties thereto to enter into the Agreement, has agreed to guarantee the full performance of the Manager of its obligations under the Agreement; and

     D. The Guarantor will benefit from the relationship embodied in the Agreement between the Company and the Manager.

     NOW THEREFORE, for the consideration recited above and other good and valuable consideration, the Guarantor agrees as follows:

     1. The Guarantor hereby unconditionally guarantees to the Company the due and punctual payment, performance and discharge of all duties, obligations, debts and liabilities of the Manager to the Company under the Agreement (the "Obligations"), together with any and all expenses of, for and incidental to collection of the Obligations, including attorneys' fees and court costs. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full performance and payment of the Obligations to the Company.

     2. The Guarantor hereby waives notice of acceptance hereof, notice of the amount of the Obligations of the Manager to the Company from time to time, notice of any adverse change in the Manager's financial condition or any other fact which might increase the Guarantor's risk. The Guarantor waives all (x) set-offs, counterclaims, presentments and (y) protests, notices of protest, notices of dishonor and notices of any action or non-action, including acceptance of this

Guaranty, notices of default under the Agreement or any agreement related thereto and notice of any other extension of credit to the Manager. The Guarantor further waives any rights granted by statute or otherwise to require the Company to institute suit against the Manager or to exhaust its rights and remedies against the Manager, it being acknowledged that the Guarantor is bound for the payment of all Obligations of the Manager to the Company now existing or hereafter occurring as fully as if such Obligations were owing directly to the Company by the Guarantor. The Guarantor waives all rights of exoneration granted by statute or otherwise in the event this Agreement is altered in any respect by or with the consent of the Manager without the consent of the Guarantor. The Guarantor shall not be released from any liability by reason of the Manager's personal disability.

     3. The Guarantor consents and agrees that without notice to the Guarantor and without affecting or impairing the obligations of the Guarantor hereunder, the Company may compromise or settle, extend the period or duration of time for payment or discharge of performance of, or may refuse to enforce or may release all or any parties to any and all of the Obligations, or may grant other indulgences to the Manager with respect thereof, or may amend or modify in any manner any documents or agreements relating to such obligations.

     4. The Guarantor agrees to pay any and all expenses incurred by the Company in connection with the enforcement of its obligations under this Guaranty, as well as court costs, collections charges and attorneys' fees and disbursements.

     5. This Guaranty is a primary, original obligations of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and, except as provided in Section 10, shall remain in full force and effect throughout the term of the Agreement without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of any Obligations of the Manager to the Company. This is a continuing Guaranty relating to the Obligations, including that arising under successive transactions under the Agreement which shall either continue the Obligations or from time to time renew any or all of them. The obligations hereunder are independent of the Obligations of the Manager and the obligations of any other guarantor of the Obligations of the Manager under the Agreement, and a separate action or actions may be brought and prosecuted against the Guarantor whether any action is brought against the Manager or any of such other guarantors or whether the Manager be joined any such action or actions; and the Guarantor waives all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty. However, this Guaranty shall not limit the effect of any provisions in the Agreement or any principles or provisions of law, statutory or otherwise, which provide legal rights to the Manager, and to the extent the Guarantor is required to perform any of the Obligations under this Guaranty, it shall be entitled to seek enforcement of such principles or provisions of law to the same extent as the Manager.

     6. The Company shall have the right to seek recourse against the Guarantor to the full extent provided for herein and in any other document or instrument evidencing the Obligations and against the Manager to the full extent provided for in the Agreement. No election to proceed in one form of action or proceeding, or against any party, or on any

Obligations, shall constitute a waiver of the Company's right to proceed in any other form of action or proceeding or against other parties.

     7. The Guarantor agrees that all the rights, benefits and privileges herein shall vest in, and be enforceable by, the Company and its successors and assigns.

     8. So long as any Obligations shall be owing to the company, the Guarantor shall not, without the prior consent of the Company, commence or join with any other person in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Manager. The obligations of the Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Manager or by any defense which the Manager may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. The Company shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to take. In the event that all or any portion of the Obligations is paid or performed by the Manager, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is avoided or recovered directly or indirectly from the Company as a preference, fraudulent transfer or otherwise in such proceeding.

     9. In order to induce the Company to accept this Guaranty and to make the Agreement, Guarantor hereby represents the warrants to the Company that the following statements are true and correct:

          (i) Corporate Existence. Guarantor is duly organized, validly existing
              -------------------
and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of Guarantor and its subsidiaries, taken as a whole. Guarantor does not do business under any fictitious business name.

          (ii) Corporate Power; Authorization; Enforceable Obligations.
               -------------------------------------------------------
Guarantor has the corporate power, authority and legal right to execute, deliver and perform the Guaranty and all obligations required hereunder and has taken all necessary corporate action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other person including, without limitation, stockholders and creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of Guarantor, and this Guaranty constitutes, and each instrument of document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

          (iii)  No Legal Bar to This Guaranty.  The execution, delivery and
                 -----------------------------
performance of this Guaranty and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the certificate of incorporation or by-laws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business operation, assets or financial condition of Guarantor and its subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     10. This Guaranty shall remain in effect through the term of the Agreement, including any renewals or extensions thereof; provided however, that this Guaranty may be terminated by the Guarantor at such time as the Manager and the Guarantor are not longer "Affiliates" as such term is defined in the Agreement.

     11. This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed by, construed under and interpreted in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Guarantor executed this Guaranty as of the 3rd day of September, 1985.

                              COUNTRYWIDE FUNDING CORPORATION

                              By:   /s/ Angelo R. Mozilo
                                 ---------------------------------------

                              Title:  President, Chief Executive Officer
                                      ----------------------------------

                              Attest: /s/ Wayne Turkheimer
                                      ----------------------------------

                              Title:  Secretary
                                      ----------------------------------

                                           (CORPORATE SEAL)